                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   ----------



       Date of Report (Date of earliest event reported): DECEMBER 16, 1998



                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
               (Exact name of Registrant as specified in charter)


       DELAWARE                           0-22411                     56-1857809
----------------------------      ------------------------        -------------------
(State or other jurisdiction      (Commission File Number)        (IRS employer
     of incorporation)                                            identification no.)


             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (704) 334-9905
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

              Summit Properties Partnership, L.P., a Delaware limited partnership (the "Partnership"), is the entity through which Summit Properties Inc., a Maryland corporation (together with the Partnership, "Summit Properties") conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. On December 16, 1998, Summit Properties (i) sold five communities (the " Sold Communities") to Hollow Creek, L.L.C., a newly-formed North Carolina limited liability company, and (ii) contributed two communities (together with the Sold Communities, the "Communities") to Station Hill, L.L.C., a newly-formed North Carolina limited liability company (the "LLC"), for a total sales price of approximately $90 million. On the same date, Hollow Creek, L.L.C. contributed the Sold Communities to the LLC. The LLC is a joint venture limited liability company, the membership of which is comprised of Summit Properties and a wholly owned subsidiary of a major financial services company (the "Joint Venture Member"). The disposition was effected pursuant to a Real Estate Sale Agreement dated November 20, 1998 between the Partnership and the Joint Venture Member and pursuant to the Operating Agreement of the LLC, also dated November 20, 1998. Proceeds from the sale will be used to pay down Summit Properties' unsecured line of credit and fund its ongoing development efforts.

              Summit Properties' net cash contribution to the LLC (approximately $5 million) represents a 25 percent equity interest in the LLC. In addition, Summit Properties is the managing member of the LLC and will also retain management of the Communities through a management agreement with the LLC. The cash flow of the LLC will be distributed pro rata to each member based on its equity contribution until certain economic benchmarks are achieved, at which point Summit Properties will receive an escalated portion of the cash flow and residual interest. The LLC has obtained five separate mortgages totaling $70,150,000 from Fannie Mae. These mortgages have a ten-year maturity and a 6.70% interest rate.

              The Communities involved in the transaction were Summit Green in Charlotte, North Carolina, Summit Hollow I and II in Charlotte, North Carolina, Summit Creek in Charlotte, North Carolina, Summit Hill I and II in Raleigh, North Carolina and Summit Station in Tampa, Florida. In total, these Communities include 1,433 apartment homes, translating into an average sales price of approximately $63,000 per home.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements under Rule 3-14 of Regulation S-X

                    Not Applicable

(b)           Pro Forma Financial Information

                    Summit Properties Partnership, L.P.

                    Pro Forma Condensed Combined Balance Sheet as of September 30, 1998 (Unaudited)

                    Pro Forma Condensed Combined Statement of Earnings for the Nine Months Ended September 30, 1998 (Unaudited)

                    Pro Forma Condensed Combined Statement of Earnings for the Year Ended December 31, 1997 (Unaudited)

(c)      Exhibits:

         2.1      Real Estate Sale Agreement dated November 20, 1998 Between
                  Summit Properties Partnership, L.P. and Hollow Creek, L.L.C.
                  Exhibits to this Agreement which have been omitted shall be supplementally furnished to the Commission upon request.
                  (filed herewith).

         10.1     Operating Agreement dated November 20, 1998 Between Summit
                  Properties Partnership, L.P., Hollow Creek, L.L.C. and Station
                  Hill L.L.C. Exhibits to this Agreement which have been omitted shall be supplementally furnished to the Commission upon request. (filed herewith).

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                   BASIS OF PRESENTATION TO PROFORMA CONDENSED
                             COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998



The Pro Forma Condensed Combined Balance Sheet gives effect to (i) the sale of five communities to Hollow Creek LLC (which were concurrently contributed by Hollow Creek LLC to Station Hill LLC) and concurrent contribution of two communities to Station Hill LLC, in which the Operating Partnership maintains a 25% ownership interest (the "Joint Venture Disposition"), (ii) the acquisition of a portfolio of multifamily properties in Texas (the "Ewing Acquisition") through a merger with Ewing Industries Inc. and affiliates thereof ("Ewing Industries") on November 4, 1998 and (iii) the sale of communities formerly known as Summit Springs and Summit Old Town. The Ewing Acquisition was funded through (i) the issuance to Ewing Industries of 489,622 shares of common stock ("Shares") of Summit Properties Inc. and 141,921 units of limited partnership interest ("Units") of the Operating Partnership with the Shares and Units valued at Summit Properties' approximate market value of $18.00 on the consummation date, (ii) the assumption of $79.9 million of debt, and (iii) the payment of $50.6 million in cash. In addition, Summit Properties has committed to issue 519,365 Shares as a deposit for a property currently in lease-up, with respect to which payment of the final consideration is contingent upon the property reaching stabilization (the "Contingent Property"). The current estimate of additional consideration to be paid at such time is (i) 1,030,009 Shares of common stock and 36,629 Units (each Share and Unit valued at $18.00) and (ii) cash in the amount of $1,314,144. The Joint Venture Disposition, the Ewing Acquisition, excluding the Contingent Property, and the sale of Summit Springs and Summit Old Town have been presented as if the transactions had occurred on September 30, 1998. The Pro Forma Condensed Combined Balance Sheet gives effect to the Ewing Acquisition under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Joint Venture Disposition and the Ewing Acquisition have been made.

The Pro Forma Condensed Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position resulting from the Joint Venture Disposition, the Ewing Acquisition and the Operating Partnership at September 30, 1998 would be, nor does it purport to represent the future combined financial position of Ewing Industries and the Operating Partnership. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical financial statements and notes thereto of the Operating Partnership as included in the Form 10-K for the year ended December 31, 1997 and the Operating Partnership's Form 10-Q for the nine months ended September 30, 1998.

SUMMIT PROPERTIES PARTNERSHIP, L.P.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS)
(UNAUDITED)


                                                                              BALANCE
                                                                              BEFORE
                                                OTHER          EWING        JOINT VENTURE   JOINT VENTURE     PRO FORMA
                               HISTORICAL   DISPOSITIONS    ACQUISITION      DISPOSITION     DISPOSITION       COMBINED
                               ----------   ------------    -----------     -------------    -----------       --------
                                   (A)          (B)             (C)                               (D)
Assets:
   Real estate assets, net      $964,476      $ (15,904)      $147,692      $ 1,096,264       $ (63,078)      $1,033,186
   Cash                            4,823             --             --            4,823          12,736           17,559
   Restricted cash                 7,702         24,046             --           31,748          67,718           99,466
   Other assets                   12,999            (15)         1,713           14,697             (71)          14,626
                                --------      ---------       --------      -----------       ---------       ----------
     Total assets               $990,000      $   8,127       $149,405      $ 1,147,532       $  17,305       $1,164,837
                                ========      =========       ========      ===========       =========       ==========

Liabilities:
   Notes payable                $601,872                      $133,303         $735,175      $   (2,549)      $  732,626
   Other liabilities              41,005      $    (282)         4,734           45,457          (1,143)          44,314
                                --------      ---------       --------      -----------       ---------       ----------
     Total liabilities           642,877           (282)       138,037          780,632          (3,692)         776,940


Partners' equity                 347,123          8,409         11,368          366,900          20,997          387,897


                                --------      ---------       --------      -----------       ---------       ----------
     Total liabilities and
         partners' equity       $990,000      $   8,127       $149,405      $ 1,147,532       $  17,305       $1,164,837
                                ========      =========       ========      ===========       =========       ==========

SUMMIT PROPERTIES PARTNERSHIP, L.P.
NOTES TO PRO FORMA CONDENSED COMBINED
   BALANCE SHEET
SEPTEMBER 30, 1998
(UNAUDITED)


ADJUSTMENTS:

A. Reflects the Summit Properties Partnership, L.P. Consolidated Balance Sheet as of September 30, 1998.

B. Reflects the sale of Summit Springs and Summit Old Town on October 23, 1998 and November 12, 1998 respectively. The sales are summarized as follows:

         Net sales proceeds after disposition costs      $ 24,046
         Net book value of assets sold                    (15,904)
         Cost of other assets sold                            (15)
         Liabilities assumed by buyer                         282
                                                         --------
         Gain on sale                                    $  8,409
                                                         ========

         Proceeds were put in escrow in accordance with Internal Revenue Service like-kind exchange rules. Accordingly, proceeds are classified as restricted cash.

C. Reflects the Ewing Acquisition which occurred on November 4, 1998. The purchase is summarized as follows:

         Loan escrow acquired                                                                     $   1,713
         Mortgage notes payable assumed                                            $(79,852)
         Borrowings on the Operating Partnership's unsecured credit facility        (50,575)
         Adjustment to mortgage notes assumed to reflect estimated fair value        (2,876)       (133,303)
                                                                                   --------
         Other net liabilities assumed                                                               (4,734)
         Issuance of Units to Summit Properties Inc. for issuance of
          similar number of Shares to seller (489,622)                                               (8,768)
         Issuance of Units to seller (141,921)                                                       (2,600)
                                                                                                  ---------
         Purchase price including acquisition costs                                               $(147,692)
                                                                                                  =========

D. Reflects the Joint Venture Disposition. The sale of five communities and the concurrent contribution of an additional two communities into a new entity, in which the Operating Partnership has a 25% ownership interest, is summarized below:

         Sale of Assets
         --------------
         Net sales proceeds after disposition costs           $ 88,625
         Net book value of assets sold                         (63,078)
         Cost of other assets sold                                (356)
         Liabilities assumed by buyer                            1,143
                                                              --------
         Gross gain on sale                                     26,334
         Operating Partnership's retained interest (25%)        (6,584)
         Cash received in excess of remaining basis              1,247
                                                              --------
         Gain on sale                                         $ 20,997
                                                              ========



                                                             Investment                    Restricted
         Formation of Joint Venture                            in JV           Cash           Cash
         --------------------------                          ---------       --------      ----------
         Investment in joint venture                          $  5,337       $ (5,337)
         Operating Partnership's retained interest (25%)        (6,584)            --
         Cash received in excess of remaining basis              1,247
         Proceeds                                                   --         20,622       $68,003
         Restricted cash transferred to joint venture                                          (285)
         Payoff of mortgage in conjunction with sale                --         (2,549)           --
                                                              --------       --------       -------
                                                              $     --       $ 12,736       $67,718
                                                              ========       ========       =======

                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
                  BASIS OF PRESENTATION TO PRO FORMA CONDENSED
                         COMBINED STATEMENTS OF EARNINGS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                        THE YEAR ENDED DECEMBER 31, 1997




The Pro Forma Condensed Combined Statements of Earnings for the nine months ended September 30, 1998 and the year ended December 31, 1997 are presented as if the following transactions had occurred on January 1, 1997:

(i) The sale of five communities to Hollow Creek LLC (which were concurrently contributed by Hollow Creek LLC to Station Hill LLC) and the concurrent contribution of two communities to Station Hill LLC, in which the Operating Partnership maintains a 25% ownership interest (the "Joint Venture Disposition").

(ii) The acquisition of Ewing Industries, as further described in the Basis of Presentation to the Pro Forma Combined Condensed Balance Sheet. Adjustments related to the Contingent Property are not included in the pro forma statements as it was in construction in 1997 and a portion of 1998 and its operations are not material to the Pro Forma Condensed Combined Statements of Earnings. In addition, the Operating Partnership has a cash flow management contract with a surviving affiliate of Ewing Industries to manage such property until the property reaches stabilization. In consideration for managing the property, such affiliates retain all net cash flows for the property. Certain of the properties acquired in the Ewing Acquisition were in lease up in 1998 and/or 1997. The operations of such lease-up properties are not reflective of fully stabilized properties.

(iii) The sale of Summit Old Town, Summit Springs, Summit Providence and Summit Charleston on November 12, 1998, October 23, 1998, May 18, 1998 and May 14, 1997, respectively.

(iv) The purchase of Summit Lenox on July 8, 1998. The purchase of Summit Club at Dunwoody and Summit St. Clair on May 22, 1998 and March 1, 1998, respectively, are shown as if they were acquired on January 1, 1998. These two properties were under construction during 1997 and would not have had a material effect on 1997 operations.

(v) The purchase of Summit Fair Oaks, Summit Windsor II, Summit Sand Lake and Summit Portofino ("1997 Acquisitions") on December 31, 1997, July 18, 1997, February 20, 1997 and January 6, 1997, respectively.

The Pro Forma Condensed Combined Statements of Earnings give effect to the Ewing Acquisitions under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

The Pro Forma Condensed Combined Statements of Earnings are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of the above transactions and the Operating Partnership for the nine months ended September 30, 1998, and the year ended December 31, 1997 would be, nor do they purport to be indicative of the results of operations in future periods. The Pro Forma Condensed Combined Statements of Earnings should be read in conjunction with, and are qualified in their entirety by, the historical financial statements and notes thereto of the Operating Partnership as included in the Form 10-K for the year ended December 31, 1997 and the Operating Partnership's Form 10-Q for the nine months ended September 30, 1998.

SUMMIT PROPERTIES PARTNERSHIP, L.P.
PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)


                                                                                              BALANCE
                                                                                              BEFORE
                                                                                               JOINT        JOINT
                                                        OTHER        OTHER        EWING       VENTURE      VENTURE      PRO FORMA
                                         HISTORICAL  ACQUISITIONS DISPOSITIONS ACQUISITION  DISPOSITION  DISPOSITION   CONSOLIDATED
                                         ----------  ------------ ------------ -----------  -----------  -----------   ------------
                                            (A)          (B)          (C)          (D)                       (E)
Revenues:
   Rental                                $    99,047   $4,006       ($3,974)     $ 12,399    $111,478     ($8,475)      $   103,003
   Other property income                       5,733      162          (221)          590       6,264        (399)            5,865
   Interest and other                          1,286       --            --            --       1,286          --             1,286
                                         -----------   ------       -------      --------    --------     -------       -----------
     Total revenues                          106,066    4,168        (4,195)       12,989     119,028      (8,874)          110,154
                                         -----------   ------       -------      --------    --------     -------       -----------

Expenses:
   Property operating and maintenance         26,948    1,485        (1,283)        3,345      30,495      (2,434)           28,061
   Real estate taxes and insurance            10,251      316          (392)        2,227      12,402        (798)           11,604
   Depreciation                               20,774      885          (696)        3,068      24,031      (1,869)           22,162
   Interest                                   23,351    2,178        (1,878)        7,166      30,817      (4,289)(F)        26,528
   General and administrative expenses         2,726       --            --            --       2,726          --             2,726
   Loss on equity investments                     95       --            --            --          95          27 (G)           122
                                         -----------   ------       -------      --------    --------     -------       -----------
     Total expenses                           84,145    4,864        (4,249)       15,806     100,566      (9,363)           91,203
                                         -----------   ------       -------      --------    --------     -------       -----------

Income before gain on real estate
   assets and extraordinary item              21,921     (696)           54        (2,817)     18,462         489            18,951
Gain on sale of real estate assets             8,731       --        (8,731)           --          --          --                --
                                         -----------   ------       -------      --------    --------     -------       -----------
Income before extraordinary item         $    30,652    ($696)      ($8,677)      ($2,817)   $ 18,462     $   489       $    18,951
                                         ===========   ======       =======      ========    ========     =======       ===========

Per unit data:
   Income before extraordinary
     items -basic and diluted (H)        $      1.06                                                                    $      0.64
                                         ===========                                                                    ===========

   Weighted average units - basic         28,808,330                                                                     29,543,050
                                         ===========                                                                    ===========
   Weighted average units - diluted       28,825,095                                                                     29,559,815
                                         ===========                                                                    ===========

SUMMIT PROPERTIES PARTNERSHIP, L.P.
NOTES TO PRO FORMA CONDENSED COMBINED
  STATEMENTS OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1998
(UNAUDITED)



  ADJUSTMENTS:

A. Reflects the Summit Properties Partnership, L.P. Consolidated Statement of Earnings for the nine months ended September 30, 1998.

B. Reflects the operations of Summit St. Clair acquired effective March 1, 1998, Summit Club at Dunwoody acquired May 22, 1998 and Summit Lenox acquired July 8, 1998, from January 1, 1998 to date of acquisition.

C. Reflects the operations of Summit Providence sold on May 18, 1998 from January 1, 1998 to date of sale. Reflects Summit Springs and Summit Old Town sold on October 23, 1998 and on November 12, 1998, respectively, from January 1, 1998 to September 30, 1998. In addition, the gain on sale of real estate assets has been eliminated for pro forma presentation.

D. Reflects the operations of the communities acquired in the Ewing Acquisition for the nine months ended September 30, 1998. Pro forma effects of the Contingent Property have not been included in the Pro Forma Condensed Combined Statement of Earnings as such property was substantially under construction for the period presented and, therefore, its effect on pro forma earnings is not significant.

E. Reflects the operations for the nine months ended September 30, 1998 of the Joint Venture Disposition properties. Does not include the gain on sale of real estate assets related to the Joint Venture Disposition.

F. Reflects the saving in interest costs of $4.1 million from using the net proceeds of the sale to reduce the Operating Partnership's credit facility outstanding balance at the weighted average interest rate for the nine months ended September 30, 1998 of 6.73%. In addition, reflects savings in interest expense of mortgage notes that did not transfer to the joint venture of $195,000.

G. Reflects the Operating Partnership's equity loss in the joint venture for the nine months ended September 30, 1998. The joint venture operations include depreciation calculated based upon the joint ventures basis in the assets. In addition, the mortgage note issued by the joint venture is assumed to be outstanding for the nine months ended September 30, 1998 at an interest rate of 6.70%.

H. Based upon 29,543,050 and 29,559,815 basic and diluted weighted average Units issued and outstanding, respectively.

SUMMIT PROPERTIES PARTNERSHIP, L.P.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                                             BALANCE
                                                                                             BEFORE
                                                                                              JOINT         JOINT
                                                       OTHER         OTHER       EWING       VENTURE       VENTURE      PRO FORMA
                                       HISTORICAL    ACQUISITIONS DISPOSITIONS ACQUISITION  DISPOSITION  DISPOSITION   CONSOLIDATED
                                       ----------    ------------ ------------ -----------  -----------  -----------   ------------
                                          (A)            (B)          (C)          (D)                       (E)
Revenues:
   Rental                               $   109,827      $ 8,517    $(7,084)     $ 14,322    $125,582    $(11,122)    $   114,460
   Other property income                      6,179          364       (409)          690       6,824        (438)          6,386
   Interest and other                           671           --         --            --         671          --             671
                                        -----------      -------    -------      --------    --------    --------     -----------
     Total revenues                         116,677        8,881     (7,493)       15,012     133,077     (11,560)        121,517
                                        -----------      -------    -------      --------    --------    --------     -----------

Expenses:
   Property operating and maintenance        31,311        3,160     (2,282)        4,058      36,247      (3,133)         33,114
   Real estate taxes and insurance           10,721          755       (758)        2,590      13,308        (874)         12,434
   Depreciation                              22,652        1,934     (1,404)        3,504      26,686      (2,437)         24,249
   Interest                                  21,959        4,560     (3,725)        8,234      31,028      (5,820)(F)      25,208
   General and administrative expenses        2,740           --         --            --       2,740          --           2,740
   (Income) loss on equity investments         (274)          --         --            --        (274)         26 (G)        (248)
                                        -----------      -------    -------      --------    --------    --------     -----------
     Total expenses                          89,109       10,409     (8,169)       18,386     109,735     (12,238)         97,497
                                        -----------      -------    -------      --------    --------    --------     -----------

Income before gain on real estate
   assets and extraordinary item             27,568       (1,528)       676        (3,374)     23,342         678          24,020
Gain on sale of real estate assets            4,366           --     (4,366)           --          --          --              --
                                        -----------      -------    -------      --------    --------    --------     -----------
Net income                              $    31,934      $(1,528)   $(3,690)      $(3,374)   $ 23,342    $    678     $    24,020
                                        ===========      =======    =======      ========    ========    ========     ===========

Per unit data:
   Net income - basic and diluted (H)   $      1.17                                                                   $      0.86
                                        ===========                                                                   ===========
   Weighted average units - basic        27,257,637                                                                   $27,956,153
                                        ===========                                                                   ===========
   Weighted average units - diluted      27,294,058                                                                    27,992,574
                                        ===========                                                                   ===========

SUMMIT PROPERTIES PARTNERSHIP, L.P.
NOTES TO PRO FORMA CONDENSED COMBINED
  STATEMENTS OF EARNINGS
YEAR ENDED DECEMBER 31, 1997
(UNAUDITED)



  ADJUSTMENTS:

A. Reflects the Summit Properties Partnership, L.P. Consolidated Statement of Earnings for the year ended December 31, 1997.

B. Reflects the operations of the 1997 Acquisitions from January 1, 1997 to date of acquisition. In addition, reflects the operations of Summit Lenox, acquired July 8, 1998 for the year ended December 31, 1997. Does not reflect the operations of Summit St. Clair and Summit Club at Dunwoody acquired in 1998 as the properties were in construction in 1997 and their operations for the year ended December 31, 1997 were not significant.

C. Reflects the operations for the year ended December 31, 1997 of Summit Providence sold on May 18, 1998, Summit Springs sold on October 23, 1998 and Summit Old Town sold on November 12, 1998. Also reflects the operations of Summit Charleston from January 1, 1997 to date of sale on May 14, 1997. In addition, the gain on sale of real estate assets has been eliminated from the pro forma presentation.

D. Reflects the operations of the communities acquired in the Ewing Acquisition for the year ended December 31, 1997. Pro forma affects of the Contingent Property have not been included in the Pro Forma Condensed Combined Statement of Earnings as such property was substantially under construction for the period presented and, therefore, its effect on pro forma earnings is not significant.

E. Reflects the operations for the nine months ended September 30, 1998 of the Join Venture Disposition properties. Does not include the gain on sale of real estate assets related to the Joint Venture Disposition.

F. Reflects the saving in interest costs of $5.4 million from using the net proceeds of the sale to reduce the Operating Partnership's credit facility outstanding balance at the weighted average interest rate for the year ended December 31, 1997 of 6.73%. In addition, reflects savings in interest expense on mortgage loans that did not transfer to the joint venture of $386,000.

G. Reflects the Operating Partnership's equity loss in the joint venture for the year ended December 31, 1997. The joint venture operations include depreciation calculated based upon the joint ventures basis in the assets. In addition, the mortgage note issued by the joint venture is assumed to be outstanding for the year ended December 31, 1997 at an interest rate of 6.70%.

H. Based upon 27,956,153 and 27,992,574 basic and diluted weighted average Units issued and outstanding, respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following person in the capacity and on the date indicated. The person set forth below has signed this report as an officer of Summit Properties Inc., in its capacity as general partner of Summit Properties Partnership, L.P.



                               SUMMIT PROPERTIES PARTNERSHIP, L.P.

                               By:  Summit Properties Inc., its General Partner


Date:  December 18, 1998       BY:  /s/  William F. Paulsen
                                  ---------------------------------------------
                                    William F. Paulsen
                                    Chief Executive Officer

                                            EXHIBIT INDEX


2.1      Real Estate Sale Agreement dated November 20, 1998 Between Summit
         Properties Partnership, L.P. and Hollow Creek, L.L.C. (filed herewith).

10.1     Operating Agreement dated November 20, 1998 Between Summit Properties
         Partnership, L.P., Hollow Creek, L.L.C. and Station Hill L.L.C. (filed herewith).
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